Accrual Basis-1
Case No.: 97-02395PJW Thru 97-02401PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       for the month ending December, 1998




                                Document       Previously       Explanation
Required Attachments:           Attached        Submitted        Attached

1.  Tax Receipts                  ( )              (X)              ( )

2.  Bank Statements               (X)              ( )              ( )

3.  Most recently filed           ( )              (X)              ( )
    Income Tax Return

4.  Most recent Annual            (X)              ( )              ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/  Windle R. Ewing                          Vice President
-----------------------------------           ----------------------------------
SIGNATURE OF RESPONSIBLE PARTY                TITLE

Windle R. Ewing                               February 24, 1999
-----------------------------------           ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY             DATE

PREPARER:

/s/  Tom Matta                                Accounting Manager
-----------------------------------           ----------------------------------
SIGNATURE OF PREPARER                         TITLE

Tom Matta                                     February 24, 1999
-----------------------------------           ----------------------------------
PRINTED NAME OF PREPARER                      DATE


    All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                            Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)


                            Comparative Balance Sheet


 Assets

                                                  Month               Month             Month
                                                 10/31/98            11/30/98          12/31/98

  1       Cash                                   $766,245            $725,248          $700,402
  2       Accounts Receivable (Net)               965,044             965,044           965,044
  3       Inventory                                34,190              34,190            34,190
  4       Notes Receivable                            -                   -                 -
  5       Prepaid Expenses                         15,166              15,166            15,166
  6       Other (Attach List)                         -                   -                  -
  7       Total Current Assets                  1,780,645           1,739,648         1,714,802
  8       Property, Plant & Equipment          10,454,993          10,454,993        10,454,993
  9       Less: Accumulated
          Depreciation/Depletion                5,811,127           5,811,127         5,811,127
  10      Net Property, Plant & Equipment       4,643,866           4,643,866         4,643,866
  11      Due From Affiliates & Insiders              -                   -                 -
  12      Intangibles (Attach List)                   -                   -                 -
  12a     Debt Issuance Cost                          -                   -                 -
  13      Other (Attach List)                   2,024,310           2,024,310         2,024,310
  14      Total Assets                         $8,448,821          $8,407,824        $8,382,978

  Postpetition Liabilities
  15      Accounts Payable                      5,385,570           5,408,801         5,382,407
  15a     Accrued Telecommunications Costs        967,430             967,430           967,430
  16      Taxes Payable                               -                   -                 -
  16a     Accrued Taxes Payable                       -                   -                 -
  17      Notes Payable                               -                   -                 -
  18      Professional Fees                           -                   -                 -
  19      Secured Debt                                -                   -                 -
  20      Due To Affiliates & Insiders                -                   -                 -
  21      Other (Attach List)                         -                   -                 -
  22      Total Postpetition Liabilities        6,353,000           6,349,888         6,349,837

  Prepetition
  Liabilities
  23.     Secured Debt                          4,267,093           4,267,093         4,267,093
  24.     Priority Debt (Attach List)              91,675              91,675            91,675
  24a     Redeemable Preferred Stock            1,620,000           1,620,000         1,620,000
  25      Unsecured Debt                       47,444,515          47,444,515        47,444,515
  26      Other (Attach List)                         -                   -                 -
  27      Total Prepetition Liabilities        53,423,283          53,423,283        53,423,283
  28      Total Liabilities                    59,776,283          59,773,171        59,773,120

  Equity
  29      Owner's Prepetition Equity          (12,258,875)        (12,258,875)      (12,258,875)
  30      Postpetition Cumulative
          Profit or (Loss)                    (39,068,587)        (39,106,472)      (39,131,267)
  31.     Total Equity (Deficit)              (51,327,462)        (51,365,347)      (51,390,142)
  32      Total Liabilities & Owner's Equity   $8,448,821          $8,407,824        $8,382,978

In Re:   SA Telecommunications, Inc.                             Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                           Month                  Month                  Month
                                                         10/31/98               11/30/98               12/31/98
6         Other Current Assets
         A/R-Jack Matz                                           0                       0                     0
         A/R Prarie Systems, Inc.                                0                       0                     0
         A/R Line Costs                                          0                       0                     0
         Long Distance Network N/R                               0                       0                     0
                                                     -----------------------------------------------------------
                                                                 0                       0                     0
                                                     ===========================================================

12       Intangibles
         Goodwill (net of amortization)                          0                       0                     0
                                                     ===========================================================

13       Other Non-Current Assets
         Prepaid Employee Settlement (net)                       0                       0                     0
         Security Deposits & Miscellaneous               2,024,310               2,024,310             2,024,310
                                                     -----------------------------------------------------------
                                                         2,024,310               2,024,310             2,024,310
                                                     ===========================================================

21       Other Post-Petition Liabilities
         Accr Payroll/Payroll Taxes/Benefits                     0                       0                     0
         Accr Medical Ins                                        0                       0                     0
         Accr Property Taxes                                     0                       0                     0
                                                     -----------------------------------------------------------
                                                                 0                       0                     0
                                                     ===========================================================
24       Priority Debt
         Accrued Payroll/Employee Benefits                  20,513                  20,513                20,513
         Accrued Property Taxes                             71,162                  71,162                71,162
         Accrued Sales Taxes                                     0                       0                     0
                                                     -----------------------------------------------------------
                                                            91,675                  91,675                91,675
                                                     ===========================================================



Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                 Accrual Basis -3

                           SA Telecommunications, Inc.

                                Income Statement


                                                    Month                   Month                 Month
                                            October, 1998          November, 1998        December, 1998
                                            -------------          --------------        --------------
Revenues
1 Gross Revenues                                        0                       0                     0
2 Less: Returns & Discounts
3 Net Revenue                                           0                       0                     0

Cost Of Goods Sold

4 Beginning Inventory
5 Add: Purchases
6 Less: Ending Inventory
7 Cost Of Goods Sold
8 Gross Profit                                          0                       0                     0

Operating Expenses

9  Officer/Insider Compensation                     5,578                   5,578                 5,578
10 Direct Labor/Salaries                           28,590                   7,700                 5,618
11 Payroll Taxes                                    1,685                      42                   276
12 Rent & Lease Expense                            10,314                     607                   735
13 Insurance                                       (4,318)
14 Depreciation/Amortization                          -                       -                     -
15 General & Administrative                        24,418                  14,592                11,410
16 Other (Attach List)                                -                       -                     -
17 Total Operating Expenses                        66,267                  28,519                23,617
18 Operating Income                               (66,267)                (28,519)              (23,617)

Other Income & Expenses

19 Other Income (Attach List)
20 Other Expenses (Attach List)
21 Interest Expense
22 Other                                            2,039                   2,039                 1,994
23 Net Other Income & Expenses                      2,039                   2,039                 1,994

Reorganization Expenses

24 Professional Fees                                                       (6,983)               (2,173)
25 U.S. Trustee Fees                                                      (10,000)
26 Other (Attach List)
27 Total Reorganization Expenses
28 Income Tax                                                                                    (1,000)
29 Net Profit (Loss)                              (64,228)                (43,463)              (24,796)


Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                   Accrual Basis -4



CASH RECEIPTS AND
DISBURSEMENTS


                   TOTAL SATEL    TOTAL SATEL    TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL    TOTAL SATEL    TOTAL SATEL
                       A/P         MAIN OPER.        P/R         GREYROCK       MISC.        CD & NEC     PETTY CASH

1. BEG. BAL         (7,851.69)     41,153.12           -             -        89,804.74     602,141.33         -         725,247.50
2. CASH                  -              -              -             -             -              -            -               -
   SALES
3. RECEIPTS              -              -              -             -             -          2,081.81         -           2,081.82
4. LOANS &               -              -              -             -             -              -            -               -
   ADVANCES
5. SALE ASSETS           -              -              -             -             -              -            -               -
6. (OTHER)
   PAYDOWNS
   ON REVOLVER       1,988.10      10,000.00           -             -       (10,000.00)          -            -           1,988.10
                  -----------   ------------    -----------     ---------   -----------    -----------    ----------  -------------
7. TOTAL
   RECEIPTS          1,988.10      10,000.00           -             -       (10,000.00)      2,081.81         -           4,069.92
8. TOTAL
   CASH AVAIL.      (5,863.59)     51,153.12           -             -        79,804.74     604,223.15         -         729,317.42
                  -----------   ------------    -----------     ---------   -----------    -----------    ----------  -------------
*DISBURSE-
  MENTS                  -        (28,915.22)          -             -             -              -            -         (28,915.22)
  EOM
  BALANCE           (5,863.59)     22,237.90           -             -        79,804.74     604,223.15         -         700,402.20
                  -----------   ------------    -----------     ---------   -----------    -----------    ----------  -------------

* See attached detail of disbursements by check number, date, payee and amount.

Debtor:    SA Telecommunications, Inc. and Subsidiaries          Accrual Basis-5

Case No:   97-2395 through 97-2401

Accounts Receivable Aging
             0 - 30 days old                                         $   965,044
            31 - 60 days old                                               -
            61 - 90 days old                                               -
            91 + days old                                                  -
            Total Accounts Receivable                                $   965,044
            Amount Considered Uncollectable                                -
            Account Receivable                                       $   965,044


Aging Of Postpetition Accounts Payable
                            0 - 30             31 - 60            61 - 90              91+
                             Days               Days               Days               Days               Total
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------


Accounts Payable       $   5,382,407      $       -          $       -          $      -           $   5,382,407


Status Of Postpetition Taxes

                                Beginning           Amount                                 Ending
                                   Tax             Withheld             Amount               Tax             Delinquent
                               Liability*         Or Accrued*            Paid             Liability            Taxes
Federal
-------
Withholding**                     14,265              1,909             2,863             13,311
FICA-Employee**                    6,634                698               908              6,423
FICA-Employer**                    6,634                698               908              6,423
Unemployment                       1,006                  -                 -              1,006
Income
Other (Attach List)
Total Federal Taxes               28,539              3,304             4,680             27,163                   -
State And Local
---------------
Withholding                            -                  -                 -                  -
Sales                            451,319*                 -                 -            451,319
Excise
Unemployment                       6,714                  -                 -              6,714
Real Property
Personal Property
Other (Attach List)
Total State & Local              458,033                  -                 -            458,033                   -
 Total Taxes                     486,572              3,304             4,680            485,196                   -

* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report. the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit

Case Nos. 97-972395 (PJW) THROUGH 02401 (PJW)SA TELECOMMUNICATIONS, INC. ACCRUAL BASIS - 6





BANK RECONCILIATIONS                    Acct #1         Acct #2         Acct #3         Acct #4
                                          USC             USC             USC             NEC
A.  Bank                              Wells Fargo     Wells Fargo     Wells Fargo       Various
B.  Acct #                            4311-269112     4311-269120     4311-269138       Various
C.  Purpose                               A/P          Operating        Payroll    Misc. Depository
                                          ---          ---------        -------    ----------------

1   Balance per Bank Statement             -           18,986.45           -          582,544.95
2   + Deposits not credited                               -                -
3   - Outstanding Checks                (6,683.74)        -                -               -
4   +/- Other Reconciling items            820.15         (35.50)          -               -
                                     -------------- ---------------- -------------- ----------------
5   Month End Balance per books         (5,863.59)     18,950.95       ----------     582,544.95
                                     ============== ================ ============== ================


BANK RECONCILIATIONS                      Acct #7         Acct #10         Acct #11
                                            USC            AddTel           AddTel
A.  Bank                                Wells Fargo      Wells Fargo     Wells Fargo
B.  Acct #                              4311-269146      0933 051211   1290-000025-000
C.  Purpose                              Insurance        Operating           CD
                                         ---------        ---------           --


1   Balance per Bank Statement          77,141.56        7,007.51          21,678.20
2   + Deposits not credited
3   - Outstanding Checks                (1,573.02)      (9,113.98)
4   +/- Other Reconciling items          4,236.20        5,393.42
                                     ---------------- --------------   ----------------
5   Month End Balance per books         79,804.74        3,286.95          21,678.20
                                     ================ ==============   ================


Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                   ACCRUAL BASIS - 7
                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                    Insiders

                                                                 Type of               Amount
          Name                        Position                   Payment                Paid
--------------------------------------------------------------------------------------------------

 1    Igor Mamantov               VP-Corp Development            Payroll             Resigned
 2    Dennis Lee Gundy            VP-Operations                  Payroll             Resigned
 3    Jeffery M. Petrie           VP-Telemarketing               Payroll             Resigned
 4    Windle R. Ewing             VP-Tariffs and Reg. Affair     Payroll               5,577.68
 5    Thomas J. Brighi            VP-Telemarketing               Payroll             Resigned
 6    George M. Trevino           Controller                     Payroll             Resigned
 7    Kellie Watts                Asst. General Counsel          Payroll             Resigned
 8    Julie Judd                  HR Administrator               Payroll             Resigned
 9    Cheryl Leahy                 Asst. Controller              Payroll             Resigned
10    Chuck Leblo                                                Payroll             Resigned
                                  Total Payments to Insiders                         $ 5,577.68



                                                          Professionals

                                                Date of Court                                                 Total
                             Type of          Order Authorizing       Amount             Amount               Paid
           Name            Professional            Payment           Approved             Paid               To Date
      ---------------- --------------------- --------------------- -------------- --------------------- ------------------
1
2          None                None                  None              None               None
3
4
Total Payments to Professionals

                                                  Adequate Protections Payments

                                 Scheduled Monthly                 Amounts Paid          Total Unpaid
       Name of Creditor            Payments Due                  During the Month        Post Petition
   ---------------------------------------------------------------------------------------------------
1                                       None                          None                   -
2
3
4
5

                   Total          $      -                         $    -


                                                                 ACCRUAL EASIS-8

97-02395PJW THRU 97- 02401PJW


QUESTIONNAIRE                                                    YES       NO

1.   Have any assets been sold or  transferred  outside
     the  normal  course  of  business  this  recording
     period?                                                                X

2.   Have any funds  been  disbursed  from any  account
     other than a debtor in possession account?                X (1)

3.   Are any postpetition receivables (accounts, notes,
     or loans) due from related parties?                                    X

4.   Have  any  payments   been  made  on   prepetition
     liabilities this reporting period?                        X (2)

5.   Have any  postpetition  loans been received by the
     debtor from any party?                                    X (3)

6.   Are any postpetition payroll taxes past due?                           X

7.   Are any postpetition state or federal income taxes
     past due?                                                              X

8.   Are any postpetition real estate taxes past due?                       X

9.   Are any other postpetition taxes past due?                             X

10.  Are any  amounts  owed to  postpetition  creditors
     past due?                                                              X

11.  Have any  prepetition  taxes been paid  during the
     reporting period?                                                      X

12.  Are any wage payments past due?                                        X


If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

(1)  Prepetition accounts retained during this period per court order.

(2)  Only items such as payroll and benefits approved by court order.

(3)  Only amounts per D.I.P. Financing Agreement approved by court order.

INSURANCE                                                        YES       NO

1.   ARE WORKER'S  COMPENSATION,  GENERAL LIABILITY AND
     OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X

2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                       X

3.   PLEASE ITEMIZE POLICIES BELOW.

If the answer to any of the above  questions is "no",  or if any  policies  have
been  canceled  or  not  renewed  during  this  reporting  period,   provide  an
explanation below. Attached additional sheets if necessary.


                   INSURANCE POLICIES

TYPE OF                                                           PAYMENT AMOUNT
POLICY          CARRIER          PERIOD COVERED                    & FREQUENCY

                 See attached schedule of current policies.

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                     Accrual Basis -9

                           SA Telecommunications, Inc.
                                and Subsidiaries


                                    Personnel

                                                                                        Full Time              Part Time
                                                                                          Total                  Total
1.    Total number of employees at beginning of period                                      2                      -
2.    Total number of employees hired during the period                                     -                      -
3.    Number of employees terminated or resigned during the period                          -                      -
4.    Total number of employees on payroll at end of period                                 2                      -


                                Change of Address
--------------------------------------------------------------------------------

         If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

         DATE OF CHANGE:  ______________________

         NEW ADDRESS: